CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                 INVESTING IN
          NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE
                                  ACCOUNT - I

      SUPPLEMENT DATED NOVEMBER 20, 1997 TO PROSPECTUS DATED MAY 1, 1997


     This Supplement describes information relating to flexible premium corporate sponsored variable universal life insurance policies ("Policies") offered by New York Life Insurance and Annuity Corporation. This Supplement provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This Supplement is not valid unless accompanied by the current prospectus for the Policies ("Policy Prospectus"). Defined terms used but not defined in this Supplement have the same meaning as in the Policy Prospectus. The Policy Prospectus should be read in light of the following change:

     The fifth and sixth paragraphs of the section entitled "Surrender Charge" which appear on the bottom of page 15 of the Policy Prospectus are deleted in their entirety.